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COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

RSC




                                  LOGO TO COME

                                 RADIO SYSTEMS                 CUSIP 749951 10 9
                                  CORPORATION

   This Certifies that ______________________________________________________

   is the owner of __________________________________________________________

   FULLY PAID AND NON-ASSESSABLE SHARES, NO PAR VALUE OF THE COMMON STOCK OF

===========================RADIO SYSTEMS CORPORATION===========================

transferable only on the books of the Corporation by the holder hereof in person on or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and qualifications, limitations or restrictions of such preferences and/or rights.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

      --------------------------                 --------------------------
      THE FACSIMILE SIGNATURE OF                 THE FACSIMILE SIGNATURE OF
                                     [SEAL]
          -------------------                        -------------------
             TO APPEAR HERE                             TO APPEAR HERE
      --------------------------                 --------------------------
                       SECRETARY                  CHAIRMAN OF THE BOARD AND
                                                                  PRESIDENT


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                                                    RADIO SYSTEMS CORPORATION
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     The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM        as tenants in common                              UNIF GIFT MIN ACT _________ Custodian_________
     TEN ENT        as tenants by the entireties                                         (Cust)             (Minor)
     JT TEN         as joint tenants with
                    right of survivorship and                                             under Uniform Gifts to Minors
                    not as tenants in common                                              Act ________________________.
                                                                                                    (State)

                           Additional abbreviations may also be used though not in the above list.

For Value received ___________________ hereby sell assign and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------
[                                       ]
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                                      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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of the common stock represented by the within Certificate and do hereby irrevocably constitute and approve _______________________
___________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     -----------------------                ---------------------------------------------------------------------------------------

                                            ---------------------------------------------------------------------------------------
                                            NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                            ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
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                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GURANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
                     LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
                     PURSUANT TO S.E.C. RULE 17 ad 15

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